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                                                                    EXHIBIT 10.8


                    FIRST AMENDMENT TO EMPLOYMENT AGREEMENT


     THIS FIRST AMENDMENT TO EMPLOYMENT AGREEMENT (the "Amendment") is entered into among ENCOMPASS MANAGEMENT CO., a Delaware corporation (the "Company"), ENCOMPASS SERVICES CORPORATION, a Texas corporation ("Encompass"), and JOSEPH M. IVEY ("Employee").

     The Company, Encompass and Employee have previously entered into an Employment Agreement dated effective as of March 28, 2000 (the "Employment Agreement"). The Employee has requested, and the Compensation Committee of Encompass has approved, amendments to the severance provisions of the Employment Agreement.

     For good and valuable consideration, the receipt and sufficiency of which is acknowledged, the Employment Agreement is amended as follows:

     1.  Termination. Clause (B) of Subparagraph (c)(i) of Section 9 is amended
         -----------
in its entirety to read as follows:

              "(B) the amount of Employee's target bonus established by the Compensation Committee of Encompass at the beginning of the calendar year in which such termination occurs, which shall not be less than 120% of the Annual Base Salary for such year,"

     2.  Ratification and Affirmation. The Employment Agreement, as amended
         -----------------------------
hereby, is ratified and affirmed, and shall continue in full force and effect as set forth therein and amended hereby.

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IN WITNESS WHEREOF, the Company and Employee have executed this Agreement effective as of March 1, 2001.

                                      COMPANY:


                                      ENCOMPASS MANAGEMENT CO.


                                      By: /s/ GARY H. MUZZY
                                         --------------------------
                                         Gray H. Muzzy
                                         Senior Vice President

                                      EMPLOYEE:


                                      By: /s/ JOSEPH M. IVEY
                                         --------------------------
                                         Joseph M. Ivey


   IN WITNESS WHEREOF, Encompass Services Corporation has executed this Agreement effective as of the date set forth above in order to evidence its approval thereof.

                                      ENCOMPASS SERVICES CORPORATION


                                      By: /s/ GARY H. MUZZY
                                         --------------------------
                                         Gray H. Muzzy
                                         Senior Vice President